Exhibit 10.1

NOTICE TO PROSPECTIVE SUBSCRIBERS

THE SECURITIES TO BE PURCHASED UNDER THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY OF THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS OR PERSONS IN THE UNITED STATES EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND APPLICABLE U.S. STATE SECURITIES LAWS. THIS OFFERING DOCUMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES DESCRIBED HEREIN WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS OR PERSONS IN THE UNITED STATES. “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE U.S. SECURITIES ACT.

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE, INVOLVE A HIGH DEGREE OF RISK AND SHOULD ONLY BE PURCHASED BY PERSONS WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD CAREFULLY READ AND EVALUATE THE INFORMATION SET FORTH IN THIS SUBSCRIPTION AGREEMENT BEFORE PURCHASING ANY OF SUCH SECURITIES.

SILVER BULL RESOURCES, INC.
(A Nevada Corporation)

NON-BROKERED OFFERING UNDER THE LISTED ISSUER FINANCING EXEMPTION

UNIT SUBSCRIPTION AGREEMENT
Dated for Reference: October 16, 2023

TO: SILVER BULL RESOURCES, INC. (the “Corporation”)

RE:	Purchase of Units of the Corporation at a price of C$0.11 per Unit (the “Offering”).

The undersigned (the “Investor”) hereby irrevocably subscribes for and agrees to purchase from the Corporation, on the terms and conditions set forth in this agreement (the “Subscription Agreement”), that number of Units of the Corporation set out below at a price of C$0.11 per Unit, for the total subscription amount set forth below (the “Subscription Amount”). Each “Unit” consists of: (i) one (1) share of common stock, par value $0.01 per share, of the Corporation (each a “Common Share”); and (ii) one half of one (1/2) Common Share purchase warrant of the Corporation (each whole warrant, a “Warrant”). Each whole Warrant shall be exercisable until the Warrant Expiry Time (as defined below) to purchase one (1) additional Common Share (a “Warrant Share”) at an exercise price of C$0.13.

Terms not defined herein shall have the meanings ascribed to such terms in Section 1 hereof. Unless otherwise indicated, all monetary references are in Canadian Dollars.

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REGISTRATION AND DELIVERY INSTRUCTIONS

Number of Units of the Corporation (“Units”) ____________
C$0.11 per Unit for a total Subscription Amount of C$ ____________
EXECUTION BY SUBSCRIBER:

____________________________________
Signature of individual (if Subscriber is an individual)

____________________________________
Authorized signatory (if Subscriber is not an individual)

____________________________________
Name of Subscriber (please print)

____________________________________

Name of authorized signatory (please print)

____________________________________ Address of Subscriber ____________________________________ Telephone number of Subscriber ____________________________________ E-mail address of Subscriber

Register the Units as follows:

____________________________________

(Name)

____________________________________

(Account reference, if applicable)

____________________________________

(Address)

____________________________________

(Address)

Deliver the Units as follows:

____________________________________

(Name)

____________________________________

(Account reference, if applicable)

____________________________________

(Contact Name)

____________________________________

(Address)

____________________________________

(Address)

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Insider Status

The Subscriber is [check appropriate box]:

an “insider” of the Corporation as defined in the Securities Act (British Columbia) (see below); or
not an “insider” of the Corporation as defined in the Securities Act (British Columbia).

Note:
The definition of “insider” includes a person that:

(i)	is a director or officer of the Corporation;
(ii)	is a director or officer of a person or company that is itself an insider or subsidiary of the Corporation;
(iii)	is a person or a company that has:
a.	beneficial ownership of, or control or direction over, directly or indirectly; or
b.	a combination of beneficial ownership of, and control or direction over, directly or indirectly,

securities of an issuer carrying more than 10% of the voting rights attached to all the Corporation’s outstanding voting securities;

(iv)	the Corporation itself, if it holds securities of its own issue; or
(v)	a person designated as an insider under the Securities Act (Ontario).

Registrant Status

The Subscriber is [check appropriate box]:

registered or required to be registered pursuant to National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations; or
not registered or required to be registered pursuant to National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations.

Present Holdings

The Subscriber currently holds (prior to the purchase of the Units set out in this Subscription Agreement) the following securities of the Corporation [please write “None” if no other securities of the Corporation held]:

NOTE: The information collected herein will be used by the Corporation in determining whether the Subscriber meets the requirements of the applicable prospectus exemptions, for making certain filings with applicable regulatory authorities and for meeting the Corporation’s obligations under securities legislation with respect to the mailing of continuous disclosure materials to the Subscriber, if applicable.

Payment of the Subscription Amount:

Payment of the Subscription Amount must be made by (a) certified cheque or bank draft payable to “Silver Bull Resources, Inc.”; or (b) wire transfer in accordance with the wire transfer instructions provided below:

Beneficiary bank: Beneficiary bank address: Transit #: Institution #: SWIFT: Beneficiary name: Beneficiary account:	TD Canada Trust 700 West Georgia St. Vancouver, B.C. V7Y 1A2, Canada 94000 004 TDOMCATTTOR Silver Bull Resources, Inc. 777 Dunsmuir Street, Suite 1605 Vancouver, B.C., V7Y 1K4 9400 0902-5335436

ALL FUNDS MUST BE SENT IN CANADIAN DOLLARS

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ACCEPTANCE

Accepted and agreed to by the Corporation as of the _____ day of _________________, 2023.

SILVER BULL RESOURCES, INC.

by its authorized signatory

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TERMS AND CONDITIONS

TO THE SUBSCRIPTION AGREEMENT FOR PURCHASE OF THE SECURITIES OF SILVER BULL RESOURCES, INC.

1.	Definitions
1.1	(a) “Agreement” or “Subscription Agreement” means this subscription agreement and all schedules and forms attached hereto, and all instruments supplementing, amending or confirming this subscription agreement;
(b)	“Applicable Securities Laws” means the securities legislation of the Offering Jurisdictions having application, and the rules, policies, notices and orders issued by securities regulatory authorities in the Offering Jurisdictions having application to this Offering and the Corporation;
(c)	“Closing” means a completion of an issue and sale by the Corporation and the purchase by the Subscribers of the Units pursuant to this Subscription Agreement;
(d)	“Closing Date” means the date or dates on which Closing will occur;
(e)	“Common Share” means a share of common stock, par value $0.01 per share, of the Corporation;
(f)	“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions;
(g)	“Offering” means the sale by the Corporation of the Units on the terms set forth in this Agreement and subscription agreements entered into by the Corporation with other Subscribers;
(h)	“Offering Document” means the offering document on Form 45-106F19 prepared by the Corporation in connection with the Offering, a copy of which is available and can be accessed under the Corporation’s profile at www.sedarplus.ca and on the Corporation’s website at www.silverbullresources.com;
(i)	“Offering Jurisdictions” means each of the Provinces and Territories of Canada (other than Quebec), the United States and such other jurisdictions as may be determined by the Corporation from which the Corporation accepts a subscription for Units under the Offering;
(j)	“Proceeds” means the gross proceeds of the Offering;
(k)	“Regulation D” means Regulation D under the U.S. Securities Act;
(l)	“Regulation S” means Regulation S under the U.S. Securities Act;
(m)	“SEC” means the United States Securities and Exchange Commission;
(n)	“Securities” means the Common Shares and the Warrants that constitute the Units sold pursuant to the Offering, and any Warrant Shares issued upon exercise of the Warrants;

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(o)	“Subscriber” means the person or persons named as Subscriber on the execution page of this Subscription Agreement and if more than one person is so named, means all of them jointly and severally;
(p)	“Subscription Amount” means the aggregate subscription amount for the Units paid by the Subscriber as set forth on the execution page of this Agreement;
(q)	“Unit” means a unit subscribed for hereunder consisting of: (i) one (1) Common Share; and (ii) one half of one (1/2) Warrant;
(r)	“United States” means the United States of America, its territories, and State of the United States and the District of Columbia;
(s)	“U.S. Accredited Investor” means an “accredited investor” as that term is defined in Rule 501(a) of Regulation D;
(t)	“U.S. Person” means a U.S. Person as defined in Rule 902(k) of Regulation S;
(u)	“U.S. Purchaser” is (a) any “U.S. Person” as defined in Regulation S, (b) any person purchasing the Units on behalf of any “U.S. Person” or any person in the United States, (c) any person who receives or received an offer of the Units while in the United States, or (d) any person who is or was in the United States at the time the Subscriber’s buy order was made or this Agreement was executed or delivered (provided that any discretionary or similar account excluded from the definition of U.S. Person pursuant to Rule 902(k)(2)(i) of Regulation S under the U.S. Securities Act shall not be considered a U.S. Purchaser);
(v)	“U.S. Securities Act” means the Securities Act of 1933, as amended, of the United States of America;
(w)	“Warrant” means each whole warrant to purchase one (1) Common Share of the Corporation for the Warrant Exercise Price until the Warrant Expiry Time, as provided in this Subscription Agreement and the Warrant Certificate;
(x)	“Warrant Certificate” means a warrant certificate representing one or more Warrants to be issued by the Corporation to a Subscriber in connection with the Offering;
(y)	“Warrant Exercise Price” means, subject to adjustment as provided in the Warrant Certificate, C$0.13 per Common Share;
(z)	“Warrant Expiry Date” means the five (5) year anniversary of the date of issuance of the Warrants;
(aa)	“Warrant Expiry Time” means the expiry time of the Warrants, as set forth in the Warrant Certificate, which will be 4:00 p.m. (Vancouver time) on the Warrant Expiry Date;
(bb)	“Warrantholder” means a holder of Warrants; and
(cc)	“Warrant Share” means each Common Share in the capital of the Corporation issuable upon exercise of the Warrants.

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2.	The Subscription and the Offering

2.1          The Subscriber hereby irrevocably subscribes for and agrees to purchase from the Corporation on the terms and conditions set forth herein, the number of Units for the aggregate Subscription Amount set out on the execution page of this Subscription Agreement. This Subscription Agreement will be deemed to have been made and be effective only upon its acceptance by the Corporation.

2.2          The Subscriber acknowledges and agrees (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that the Units subscribed for by it hereunder form part of a larger Offering that the Corporation is conducting without the benefit of an agent or an underwriter. The Offering may close on more than one Closing Date and may be closed in whole or in part and from time to time. There is no minimum number of Units that must be sold before the Offering completes. The Corporation may pay finder’s fees or commissions in connection with sales of Units under the Offering subject to compliance with applicable law.

2.3          The Subscriber acknowledges that the Offering is being conducted in reliance upon the listed issuer financing exemption provided under Part 5A under NI 45-106, and in connection therewith, the Subscriber acknowledges that it has been advised and has reviewed a copy of the Offering Document, a copy of which is available and can be accessed under the Corporation’s profile at www.sedarplus.ca and on the Corporation’s website at www.silverbullresources.com.

2.4          The Subscriber (and any beneficial purchaser for which the Subscriber is contracting hereunder) acknowledges and agrees that:

(a)          each Unit issued will consist of one (1) Common Share and one half of one (1/2) Warrant;

(b)          the Warrants will be governed by the terms and conditions set out in definitive warrant certificates to be issued by the Corporation at Closing; and

(c)           under the terms of the Warrants, the Warrantholder will be entitled to exercise the Warrants up to the Warrant Expiry Time, and if the Warrantholder does not exercise the Warrants by the Warrant Expiry Time, the Warrant and the rights provided under the Warrant Certificate will terminate.

2.5          The Subscriber agrees to deliver to the Corporation not later than 10:00 am (Vancouver Time) on the day that is two days before the Closing Date for and on behalf of the Corporation:

(a)          a completed and duly signed copy of this Subscription Agreement;

(b)          if the Subscriber is subscribing as a U.S. Accredited Investor, a completed and duly signed copy of the U.S. Accredited Investor Certificate in the form attached as Schedule B hereto;

(c)           any other documents required by Applicable Securities Laws which the Corporation reasonably request; and

(d)          a certified cheque or bank draft payable to the Corporation representing the aggregate Subscription Amount payable by the Subscriber for the Units, or payment of the same amount in such other manner as the Corporation may accept.

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2.6          The Subscriber acknowledges and agrees that such undertakings, questionnaires and other documents, when executed and delivered by the Subscriber, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Subscriber hereunder in favour of the Corporation. The Subscriber consents to the filing of such undertakings, questionnaires and other documents as may be required to be filed with any stock exchange or marketplace or other securities regulatory authority in connection with the transactions contemplated hereby. The Subscriber acknowledges and agrees that this offer, the Subscription Amount and any other documents delivered in connection herewith will be held by the Corporation until such time as the conditions referred to in section 9 below are satisfied or waived by the Corporation.

3.	Closing

3.1          The transactions contemplated hereby will be completed at the Closing at the offices of MLT Aikins LLP, counsel to the Corporation, in Vancouver, British Columbia, or such other place as the Corporation may determine. The Subscriber acknowledges that the Units will be available for delivery to it at the Closing against payment of the amount of the aggregate Subscription Amount for the Units.

3.2          The Subscriber will take up, purchase and pay for the Units at the Closing upon acceptance of this offer by the Corporation and the satisfaction by the Corporation, or waiver by the Corporation of the conditions referred herein.

3.3          The Corporation may complete the sales of Units in the Offering in multiple Closings.

4.	Subscriber’s Status

4.1          All Subscribers. In order to confirm that the issuance of the Units to the Subscriber is exempt from prospectus requirements under Applicable Securities Laws in Canada, the Subscriber represents and warrants to the Corporation that the Subscriber is resident in and was solicited to purchase the Units under the Offering in the jurisdiction set forth in page 2 hereof.

4.2          U.S. Securities Law Matters – U.S. Purchasers. If the Subscriber is a U.S. Purchaser, the Subscriber represents and warrants to the Corporation that:

(a)	the Subscriber is resident in and was solicited to purchase the Units under the Offering in the jurisdiction set forth in page 2 hereof;
(b)	the Subscriber and each beneficial purchaser of the Units for whom the Subscriber is acting is a U.S. Person or purchasing the Units for the account or benefit of a U.S. Person or a person in the United States and is (and will be at the closing of the issue and sale of the Units) a U.S. Accredited Investor; and
(c)	the Subscriber has concurrently executed and delivered a completed a U.S. Accredited Investor Certificate attached as Schedule B confirming that it is a U.S. Accredited Investor by virtue of satisfying the indicated criterion as set out in Schedule B.

4.3          U.S. Securities Law Matters – Non-U.S. Purchasers. Unless the Subscriber has executed and delivered to the Corporation a U.S. Accredited Investor Certificate, the Subscriber:

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(a)	acknowledges the Units have not been offered to the Subscriber in the United States, and the individuals making the order to purchase the Units and executing and delivering this Subscription Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Subscription Agreement was executed and delivered;
(b)	is aware that the Securities have not been registered under the U.S. Securities Act or the securities laws of any state and that these securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and the applicable laws of all applicable states;
(c)	is not a U.S. Person (as defined in Regulation S under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States) and is not purchasing the Securities on behalf of, or for the account or benefit of, a person in the United States or a U.S. Person; and
(d)	undertakes and agrees that it will not offer or sell the Securities in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Securities, except in accordance with the provisions of Applicable Securities Laws, regulations, rules, policies and orders and the rules of any stock exchange or marketplace, as applicable.
5.	Subscriber’s Representations, Warranties and Acknowledgements

5.1          The Subscriber represents and warrants and acknowledges and agrees with (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder) the Corporation that:

(a)	the Subscriber’s investment in the Corporation is speculative as the Corporation is an early stage issuer and has not generated material revenues and accordingly involves a high degree of risk and only investors who can afford to lose their entire investment should invest in the Offering;
(b)	other than the Offering Document, the Subscriber has not received nor been provided with, nor has the Subscriber requested, nor does the Subscriber have any need to receive, any offering memorandum, any prospectus, sales or advertising literature, or any other similar document (other than, if any, an annual report, annual information form, interim report, information circular, take-over bid circular, issuer bid circular, prospectus, or other continuous disclosure document, the content of which, if applicable, is prescribed by Applicable Securities Laws and that, in each case, has been filed, if applicable, with applicable securities commissions) describing, or purporting to describe, the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist such prospective purchasers in making an investment decision in respect of the Units;

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(c)	the Subscriber has only relied upon publicly available information relating to the Corporation in relation to the Offering, its decision to execute this Subscription Agreement and purchase the Units agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Corporation, and the Subscriber acknowledges that the Corporation has not made any written representations, warranties or covenants in respect of such publicly available information except as set forth in the Offering Document;
(d)	the Subscriber is not purchasing the Units with knowledge of any material fact or material change about the Corporation that has not been generally disclosed, and the decision of the Subscriber to acquire Units has not been made as a result of any oral or written representation as to fact or otherwise made by, or on behalf of, the Corporation or any other person and is based entirely upon the Offering Document;
(e)	no prospectus has been filed or will be filed by the Corporation with any securities commission or similar authority, in connection with the issuance of the Securities and the Offering, and the issuance and the sale of the Securities is subject to such sale being exempt from the prospectus and registration requirements under Applicable Securities Laws and accordingly:
(i)	the Subscriber is restricted from using certain of the civil remedies available under the legislation of Applicable Securities Laws;
(ii)	the Subscriber may not receive information that might otherwise be required to be provided to it under such legislation; and
(iii)	the Corporation is relieved from certain obligations that would otherwise apply under such legislation;
(f)	the Corporation has no obligation to file a prospectus qualifying the distribution of the Securities in any jurisdiction where the Offering is made and has no intention to do so;
(g)	the Subscriber (or others for whom the Subscriber is contracting hereunder) has been advised to consult its own independent legal, tax and business advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable laws (including Applicable Securities Laws) and it (or others for whom it is contracting hereunder) shall take all necessary action to comply with such laws, and it acknowledges that the Corporation’s counsel is acting solely as counsel to the Corporation and not as counsel to the Subscriber;
(h)	if the Subscriber is: (i) a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to subscribe for the Units pursuant to the terms set out in the Offering Document; (ii) a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to subscribe for the Units pursuant to the terms set out in the Offering Document and has obtained all necessary approvals in respect thereof; or (iii) an individual, the Subscriber is of the full age of majority and is legally competent to subscribe for the Units pursuant to the terms set out in the Offering Document;

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(i)	the subscription for the Units and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, bylaws or resolutions of the Subscriber if the Subscriber is not an individual, the Applicable Securities Laws or any other applicable laws;
(j)	the Subscriber has obtained all necessary consents and authorities to enable it to agree to subscribe for the Units pursuant to the terms set out in the Offering Document and the Subscriber has otherwise observed all applicable laws, obtained any requisite governmental or other consents, complied with all requisite formalities and paid any issue, transfer or other taxes due in any territory in connection with the purchase of the Units, and the Subscriber has not taken any action which will or may result in the Corporation acting in breach of any regulatory or legal requirements of any territory in connection with the Offering or the Subscriber’s subscription;
(k)	to the knowledge of the Subscriber, the sale of the Units to the Subscriber was not accompanied by any advertisement;
(l)	the offer made by this Subscription Agreement is irrevocable (subject to the right of the Corporation to terminate this Subscription Agreement) and requires acceptance by the Corporation;
(m)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Corporation and the Subscriber waives any requirement on the Corporation’s behalf to communicate immediately its acceptance of this Subscription Agreement to the Subscriber;
(n)	the Subscriber is sophisticated in financial investments, has such knowledge in the financial and business affairs of the Corporation as to be capable of evaluating the merits and risks of its investment in the Units (including the potential loss of its entire investment);
(o)	the Subscriber has been independently advised as to any restrictions that may be imposed in respect of the Securities by Applicable Securities Laws and regulatory policies and confirms that no representations by the Corporation has been made respecting such restrictions, and is aware of the risks and other characteristics of the Securities;
(p)	the Subscriber is aware that the Securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States and that the Securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and the applicable laws of all applicable states;
(q)	if the Subscriber is a U.S. Purchaser, the Securities will include a U.S. restrictive legend in substantially the form set forth below:

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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF SILVER BULL RESOURCES, INC. (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (D) OR (E), THE HOLDER HAS DELIVERED TO THE CORPORATION AND THE REGISTRAR AND TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION AND THE REGISTRAR AND TRANSFER AGENT TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY AND ANY SECURITIES ISSUED ON THE EXERCISE THEREOF ARE PROHIBITED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

(r)	if the Subscriber is resident in or otherwise subject to Applicable Securities Laws of a jurisdiction other than Canada or the United States, the Subscriber confirms, represents and warrants that: (i) the Subscriber is knowledgeable of, or has been independently advised as to, the Applicable Securities Laws of the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) and which would apply to the acquisition of the Securities; (ii) the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or registration requirements or equivalent requirements under Applicable Securities Laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the Applicable Securities Laws of the International Jurisdiction without the need to rely on any exemptions; (iii) the Applicable Securities Laws of the International Jurisdiction do not require the Corporation to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities; and (iv) the purchase of the Securities by the Subscriber does not trigger: (A) any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or (B) any continuous disclosure reporting obligation of the Corporation in the International Jurisdiction; and (v) the Subscriber will, if requested by the Corporation, deliver to the Corporation a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subsections (ii), (iii) and (iv) above to the satisfaction of the Corporation acting reasonably;

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(s)	the subscription for the Units by the Subscriber does not contravene any of the Applicable Securities Laws in the jurisdiction in which the Subscriber resides and does not give rise to any obligation of the Corporation to prepare and file a prospectus, registration statement or similar document or to register the Securities or to be registered with or to file any report or notice with any governmental or regulatory authority, other than standard post-closing filings required to be made in Canada and the United States for offerings exempt from the registration requirements;
(t)	while the Corporation intends to use the Proceeds as set out in the Offering Document, the Corporation will have complete discretion as to the use of the Proceeds of the Offering and there is no assurance that these Proceeds will be sufficient for the Corporation to execute on its business plan or to achieve revenues or profitability;
(u)	no agency, governmental authority, regulatory body, stock exchange or marketplace or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies, governmental authorities, stock exchanges or marketplaces or other entities made any recommendation or endorsement with respect to, the Securities;
(v)	the Corporation will rely on the representations and warranties made herein or otherwise provided by the Subscriber to the Corporation in completing the sale and issue of the Securities to the Subscriber;
(w)	no person has made to the Subscriber any written or oral representations:

(i)            that any person will resell or repurchase the Securities;

(ii)           that any person will refund the Subscription Amount for the Securities;

(iii)          as to the future price or value of the Securities; or

(iv)	that the Warrants will be listed and posted for trading on any stock exchange or marketplace or that application has been made to list or post for trading the Warrants of the Corporation on any stock exchange or marketplace;
(x)	the Subscriber acknowledges that:
(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(ii)           there is no government or other insurance covering the Securities;

(iii)          there are risks associated with the purchase of the Securities;

(iv)	it is the responsibility of the Subscriber to comply with any restrictions applicable to the Securities with them before selling the Securities; and
(v)	the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell the Securities under Applicable Securities Laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by Applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber;

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(y)	the Subscriber either (A) is not an “insider” of the Corporation or a “registrant” (each as defined under Applicable Securities Laws) or (B) has identified itself to the Corporation as either an “insider” or a “registrant” (each as defined under Applicable Securities Laws);
(z)	the Subscriber is purchasing the Securities as principal for its own account, it is purchasing such Securities not for the benefit of any other person, and not with a view to the resale or distribution of the Securities;
(aa)	the Subscriber has duly and validly authorized, executed and delivered this Subscription Agreement and understands it is intended to constitute a valid and binding agreement of the Subscriber enforceable against the Subscriber;
(bb)	the funds representing the subscription funds to be provided by the Subscriber to the Corporation will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act, and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the name of the Subscriber and other information relating to this Agreement and the subscription of the Subscriber, on a confidential basis, pursuant to such acts. To the best of its knowledge (i) none of the subscription funds to be provided by the Subscriber (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) it will promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and provide the Corporation with appropriate information in connection therewith; and
(cc)	all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel or other advisors retained by the Subscriber) relating to the purchase of the Securities will be borne by the Subscriber.
6.	Reliance Upon Representations, Warranties, Covenants, Acknowledgements and Agreements

6.1          The Subscriber acknowledges that the representations, warranties, covenants, acknowledgements and agreements contained in this Agreement are made with the intent that they may be relied upon by the Corporation. The Subscriber covenants that the foregoing representations, warranties, covenants, acknowledgements and agreements will be true as at the date of issuance of the Securities and agrees that they will survive the purchase by the Subscriber of the Securities.

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7.	Representations of the Corporation

7.1          The Corporation represents and warrants to the Subscriber (and acknowledges that the Subscriber is relying thereon) that, as of the date of this Subscription Agreement and at Closing hereunder:

(a)	the Corporation is a valid and subsisting corporation duly incorporated and in good standing under the laws of the State of Nevada, and is duly qualified to carry on business in the State of Nevada and in each other jurisdiction, if any, wherein the carrying out of the activities contemplated makes such qualifications necessary;
(b)	the Corporation has the full corporate right, power and authority to execute this Subscription Agreement, and, at Closing, to issue the Units to the Subscriber pursuant to the terms of this Subscription Agreement;
(c)	as of Closing, the Common Shares issued to the Subscriber will be duly allotted, validly issued, fully paid and non-assessable shares in the capital of the Corporation;
(d)	as of Closing, the Warrants will constitute binding obligations of the Corporation that have been duly and validly authorized and are enforceable in accordance with their terms;
(e)	upon exercise of the Warrants in accordance with their terms, including payment of the Warrant Exercise Price in full, the Warrant Shares will be duly allotted, validly issued, fully paid and non-assessable shares in the capital of the Corporation;
(f)	as of Closing, this Subscription Agreement will have been duly authorized by all necessary corporate action on the part of the Corporation and, subject to acceptance by the Corporation, constitute a valid obligation of the Corporation legally binding upon it and enforceable in accordance with its terms; and
(g)	the authorized capital of the Corporation consists of one hundred fifty million (150,000,000) Common Shares, of which an aggregate of 35,680,652 Common Shares are issued and outstanding as of the date of this Agreement. As of the date of this Agreement, and not including any Common Shares, Warrants or Warrant Shares that may be issuable in connection with the Offering, an aggregate of 4,271,289 Common Shares may be issued upon the exercise of outstanding options, warrants, convertible debts or any other arrangements, obligations, contracts, understandings or other commitments of any character whatsoever giving any person any right to subscribe for or acquire any Common Shares by which the Company may be bound.
8.	Conditions of Closing

8.1          The obligations of the Corporation to complete the sale and issuance of the Units as contemplated hereby shall be conditional upon:

(a)	the Subscriber (and any beneficial purchaser for which the Subscriber is contracting hereunder) signing and returning to the Corporation all relevant documentation required by Applicable Securities Laws;

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(b)	the representations and warranties of the Subscriber contained in this Subscription Agreement being true and correct on and as of the Closing with the same effect as though such representations and warranties had been made as of the Closing Date;
(c)	the sale of the Units to the Subscriber being exempt from any registration, prospectus and offering memorandum requirements in accordance with Applicable Securities Laws;
(d)	the Subscriber’s completion and submission to the Corporation of such additional undertakings, questionnaires and documents as any securities regulatory authorities or stock exchanges or marketplaces may request in connection with the issue and sale of the Units to the satisfaction of such securities regulatory authorities; and
(e)	all of the covenants and obligations of the Subscriber to be performed or observed on or before the Closing pursuant to this Subscription Agreement having been duly performed or observed.
9.	Consent to Disclosure of Information

9.1          The Subscriber acknowledges and consents to the release by the Corporation of information regarding the Subscriber’s subscription including the Subscriber’s name, address, telephone number, e-mail address and the Units purchased, in compliance with securities regulatory policies to regulatory authorities under Applicable Securities Laws and the Subscriber waives to the extent lawful, its rights under any privacy legislation. The contact information of the public official in each applicable Canadian jurisdiction who can answer questions about this indirect collection of Subscriber’s personal information is set out in Schedule A hereto.

9.2          In addition to the foregoing, the Subscriber agrees and acknowledges that the Corporation may use and disclose the Subscriber’s personal information, or that of each beneficial purchaser for whom the Subscriber are contracting hereunder, as follows:

(a)	for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Subscriber or any beneficial purchaser for whom the Subscriber is contracting hereunder;
(b)	for use and disclosure to the Corporation’s transfer agent and registrar;
(c)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;
(d)	disclosure to securities regulatory authorities (including any stock exchange or marketplace) and other regulatory bodies with jurisdiction with respect to reports of trade and similar regulatory filings;
(e)	disclosure to a governmental or other authority (including any stock exchange or marketplace) to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;
(f)	disclosure to professional advisers of the Corporation in connection with the performance of their professional services;

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(g)	disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Subscriber’s prior written consent;
(h)	disclosure to a court determining the rights of the parties under this Subscription Agreement; or
(i)	for use and disclosure as otherwise required or permitted by law.
10.	Indemnity

10.1       The Subscriber agrees to indemnify and hold harmless the Corporation and their respective affiliates, partners, directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, law suit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Corporation in connection herewith.

11.	General

11.1       Time is of the essence hereof.

11.2       Neither this Subscription Agreement nor any provision hereof will be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

11.3       Words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa.

11.4       The parties hereto will execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Subscription Agreement be reasonably required to carry out the full intent and meaning of this Subscription Agreement.

11.5       This Subscription Agreement will be subject to, governed by and construed in accordance with the laws of British Columbia and the federal laws of Canada as applicable therein and the Subscriber hereby irrevocably attorns to the jurisdiction of the courts situated therein.

11.6       This Subscription Agreement may not be assigned by any party hereto.

11.7       The Corporation will be entitled to rely on delivery of a facsimile or email copy of this Subscription Agreement, and acceptance by the Corporation of a facsimile or email copy of this Subscription Agreement will create a legal, valid and binding agreement between the Subscriber and the Corporation in accordance with its terms.

11.8       This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed will be deemed to be an original, and all such counterparts together will constitute one and the same instrument.

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11.9       This Subscription Agreement is deemed to be entered into on the acceptance date by the Corporation, notwithstanding its actual date of execution by the Subscriber.

11.10    This Subscription Agreement, including, without limitation, the representations, warranties, acknowledgements and covenants contained herein, will survive and continue in full force and effect and be binding upon the parties notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto, the completion of the issue of Securities of the Corporation and any subsequent disposition by the Subscriber of the Securities.

11.11    The invalidity or unenforceability of any particular provision of this Subscription Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

11.12    Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Corporation, by the Subscriber, or by anyone else.

11.13    Unless otherwise indicated, all monetary amounts are in Canadian dollars.

11.14    Les parties aux présents ont exigé que la présente convention ainsi que tous les documents et avis qui s’y rattachent ou qui en découleront soient rédigés dans la langue anglaise. The parties have required that this Agreement and all documents and notices resulting from it be drawn up in English.

-- End of Terms and Conditions --

__________

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SCHEDULE A

TO

THE SUBSCRIPTION AGREEMENT OF

SILVER BULL RESOURCES, INC.

CONTACT INFORMATION OF CANADIAN SECURITIES ADMINISTRATORS

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: (403) 297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 - 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: (306) 787-5879

Facsimile: (306) 787-5899

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2548

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189 Facsimile: (709) 729-6187

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768 Facsimile: (902) 424-4625

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: (902) 368-4569

Facsimile: (902) 368-5283

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 920-8984 Facsimile: (867) 873-0243

Government of Nunavut

Department of Justice

Legal Registries Division

P.O. Box 1000, Station 570

1st Floor, Brown Building

Iqaluit, Nunavut X0A 0H0

Telephone: (867) 975-6590

Facsimile: (867) 975-6594

Government of Yukon

Department of Community Services

Law Centre, 3rd Floor

2130 Second Avenue

Whitehorse, Yukon Y1A 5H6

Telephone: (867) 667-5314

Facsimile: (867) 393-6251

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SCHEDULE B

TO

THE SUBSCRIPTION AGREEMENT OF

SILVER BULL RESOURCES, INC.

U.S. ACCREDITED INVESTOR CERTIFICATE

Reference is made to the subscription agreement between Silver Bull Resources, Inc. (the “Corporation”) and the undersigned (the “Subscriber”) of which this Schedule B – U.S. Accredited Investor Certificate, once executed, forms a part (the “Subscription Agreement”). Upon execution of this U.S. Accredited Investor Certificate by the Subscriber, this U.S. Accredited Investor Certificate shall be incorporated into and form a part of the Subscription Agreement.

In addition to the covenants, representations and warranties contained in the Subscription Agreement, the undersigned Subscriber represents, warrants and certifies to the Corporation that the Subscriber is purchasing as principal, qualifies to purchase as an accredited investor pursuant to Regulation D under the United States Securities Act of 1933, as amended (“U.S. Securities Act”), and is not acquiring the securities being offered and sold pursuant to the Subscription Agreement as part of any plan or scheme to evade the registration requirements of the U.S. Securities Act. The undersigned certifies as follows (check all that apply):

___________ I am a natural person (including an Individual Retirement Account (“IRA”) owned by me) whose individual net worth, or joint net worth with my spouse, exceeds US$1,000,000. For purposes of this item, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the date the securities are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of securities for the purpose of investing in the securities.

____________ I am a natural person (including an IRA owned by me) who had individual income exceeding US$200,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year.

____________ I am a natural person (including an IRA owned by me) who had joint income with my spouse exceeding US$300,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year.

____________ I am currently a director, executive officer or general partner of the Corporation, or a director, executive officer or general partner of a general partner of the Corporation. For purposes of this item, “executive officer” means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Corporation.

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____________ I am a natural person who holds, in good standing, one of the following professional licenses: the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

____________ The undersigned is a bank as defined in Section 3(a)(2) of the U.S. Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended, or any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment adviser registered pursuant to Section 203 of the United States Investment Advisers Act of 1940, as amended (the “Advisers Act”), or registered pursuant to the laws of a state; any investment adviser relying on the exemption from registering with the United States Securities and Exchange Commission under Section 203(l) or (m) of the Advisers Act; any investment company registered under the United States Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any Rural Business Investment Company (as defined in Section 384A of the Consolidated Farm and Rural Development Act); any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the Title 1 of the United States Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

____________ The undersigned is a private business development company as defined in Section 202(a)(22) of the Advisers Act.

____________ The undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, limited liability company or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000.

____________ The undersigned is a trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

____________ The undersigned is a revocable trust (i) with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, and whose trustee has such knowledge and experience in financial and business matters that the trustee is capable of evaluating the merits and risks of the investment, (ii) whose the trustee or co-trustee is a bank, insurance company, registered investment company, business development company, or small business investment company, or (iii) that may be amended or revoked at any time by its settlors (creators), and each settlor is an “accredited investor” under the first paragraph above.

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____________ The undersigned is an entity in which all of the equity owners are accredited investors.

____________ The undersigned is an entity, of a type not listed above, not formed for the specific purpose of acquiring the securities, owning “investments” (as defined in Rule 2a51-1(b) under the Investment Company Act) in excess of $5,000,000.

____________ The undersigned is a “family office” (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act), (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment (a “Family Office”).

____________ The undersigned is a “family client” (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act) of a Family Office whose prospective investment in the Corporation is directed by such Family Office pursuant to clause (iii) of the definition of Family Office above.

[Signature page follows]

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The representations, warranties, statements and certifications made in this U.S. Accredited Investor Certificate are true and accurate as of the date of this U.S. Accredited Investor Certificate and will be true and accurate as of the Closing and the Subscriber acknowledges that this certificate is incorporated into and forms part of the subscription agreement to which it is attached. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the undersigned Subscriber shall give the Corporation immediate written notice thereof.

DATED _______, 2023.

____________________________

Name of Subscriber [Please Print]

____________________________

Signature of Subscriber or

Authorized Signatory of Subscriber

____________________________

Name and Office of Authorized Signatory

of Subscriber [Please Print]

____________________________

Address of Subscriber

____________________________

Social Security Number of Subscriber

(If Subscriber is an individual)

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